Exhibit 99.1

Bancshares of Florida, Inc. Files Registration Statement for
Common Stock Offering

          NAPLES, Fla., March 31 /PRNewswire-FirstCall/ -- Bancshares of Florida, Inc. (Nasdaq: BOFL), a multi-bank holding company based in Naples, Florida, announced today that it has filed a Form S-3 Registration Statement with the U.S. Securities and Exchange Commission for a public offering of up to 2.5 million shares of its common stock, including 375,000 shares that may be issued upon exercise of an option to be granted to the underwriters to cover over-allotments.

          Raymond James & Associates, Inc., Allen & Company LLC, and Ryan Beck & Co., Inc. will serve as underwriters in the offering.  Copies of the preliminary prospectus relating to this offering may be obtained by contacting Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716.

          A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

          BANCSHARES OF FLORIDA, INC.

          Bancshares of Florida, Inc. (Nasdaq: BOFL, Newspaper listing: “BcshFla”) is a $569.8 million-asset multi-bank holding Company located in Naples, Florida.  Bancshares is the parent company for Bank of Florida, Southwest, and Bank of Florida Trust Company, both based in Naples, Florida; Bank of Florida, based in Fort Lauderdale, Florida; and Bank of Florida, Tampa Bay, based in Tampa, Florida, collectively referred to as the “Company.” In addition, Bank of Florida, Fort Lauderdale, maintains a full-service banking facility in Boca Raton, Florida.  Investor information may be found on the Company’s web site, http://www.bankofflorida.com , by clicking on the “Investor Relations” tab.

          SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

          Certain statements in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which statements generally can be identified by the use of forward- looking terminology, such as “may,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “target,” “plan,” “project,” or “continue” or the negatives thereof or other variations thereon or similar terminology, and are made on the basis of management’s plans and current analyses of Bancshares of Florida, Inc., its business and the industry as a whole. These forward-looking statements are subject to risks and uncertainties, including, but not limited to, economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. The above factors, in some cases, have affected, and in the future could affect, Bancshares of Florida, Inc.’s financial performance and could cause actual results for fiscal 2006 and beyond to differ materially from those expressed or implied in such forward- looking statements. Bancshares of Florida, Inc. does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

          Contact:
          Michael L. McMullan
          President and CEO
          (239) 254-2143

          Tracy L. Keegan
          Executive VP & CFO
          (239) 254-2147

SOURCE  Bancshares of Florida
           -0-                                                  03/31/2006
           /CONTACT:  Michael L. McMullan, President and CEO, +1-239-254-2143, or Tracy L. Keegan, Executive VP & CFO, +1-239-254-2147/
           /Photo:  http://www.newscom.com/cgi-bin/prnh/20030425/BANCSHARESLOGO
                               AP Archive:  http://photoarchive.ap.org
                              PRN Photo Desk, photodesk@prnewswire.com /
           /Web site:  http://www.bankofflorida.com /
           (BOFL)